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                                                                    Exhibit 23

              CONSENT OF ERNST & YOUNG, LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the ARCA Corporation 1999 Dual Stock Option Plan of our report dated July 21, 1999, with respect to the consolidated financial statements of Agate Technologies, Inc. included in this Form 8-K/A-1.


                                                     /s/ Ernst & Young LLP



San Jose, California
August 11, 1999